COMMON STOCK	COMMON STOCK
PAR VALUE $.001	THIS CERTIFICATE IS TRANSFERABLE IN
NEW YORK, NY OR CHICAGO, IL

Certificate		Shares
Number		**600620******
WWWW 00000600		***600620*****
****600620****
	INCORPORATED UNDER THE LAWS OF DELAWARE	*****600620***
******600620**

THIS CERTIFIES THAT	MR. SAMPLE & MRS. SAMPLE & MR. SAMPLE & MRS. SAMPLE	CUSIP 23283K 10 5 SEE REVERSE FOR CERTAIN DEFINITIONS
is the owner of	* * * SIX HUNDRED THOUSAND SIX HUNDRED AND TWENTY* * *

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Cytori Therapeutics, Inc. (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate, properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

/s/ MARK H. HEDRICK	DATED <<Month Day, Year>>
President	COUNTERSIGNED AND REGISTERED: COMPUTERSHARE INVESTOR SERVICES, LLC. (CHICAGO) TRANSFER AGENT AND REGISTRAR,
/s/ [ILLEGIBLE]	By
Secretary	AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

CYTORI THERAPEUTICS

THIS CERTIFICATE EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN CYTORI THERAPEUTICS, INC. AND COMPUTERSHARE TRUST COMPANY, INC., A COLORADO CORPORATION, AS RIGHTS AGENT, DATED AS OF MAY 29, 2003 (THE “RIGHTS AGREEMENT”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF CYTORI THERAPEUTICS, INC. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. CYTORI THERAPEUTICS, INC. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF (AS DEFINED IN THE RIGHTS AGREEMENT), AND CERTAIN RELATED PERSONS, WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM	- as tenants in common	UNIF GIFT MIN ACT-	. . . . . . . . . .Custodian . . . . . . . . . . . . . . .
(Cust) (Minor)
TEN ENT	- as tenants by the entireties		under Uniform Gifts to Minors Act . . . . . . . . . . . . .
(State)
JTTEN	- as joint tenants with right of survivorship	UNIF TRF MIN ACT	. . . . . . . . . . . . . . .Custodian (until age. . .). . . . . . . . . . .
	and not as tenants in common		(Cust) (Minor)
under Uniform Transfers to Minors Act. . . . . . . . . .
(State)
Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received, hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:	20	Signature(s) Guaranteed: Medallion Guarantee Stamp
Signature:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANTTO S.E.C. RULE 17Ad-15.

Signature:
Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.